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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                December 14, 2004


                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)


         Massachusetts               1-4347                  06-0513860
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
       of Incorporation)           File Number)          Identification No.)


       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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Item 8.01    Other Events.

As previously disclosed in the Current Report on Form 8-K filed on September 1, 2004, the Board of Directors of Rogers Corporation (the "Company") amended and restated the Company's bylaws on August 26, 2004 to comply with and/or address the revised provisions of the Massachusetts Business Corporation Act (the "MBCA"), which became effective on July 1, 2004. As part of the Company's continuing efforts to respond to the changes in the MBCA, the Board of Directors of the Company on December 8, 2004 approved a form of Indemnification Agreement for Company directors ("Director Indemnification Agreement") and a form of Indemnification Agreement for Company officers ("Officer Indemnification Agreement", and together with the Director Indemnification Agreement, the "Indemnification Agreements"). As of the date of this report, no Indemnification Agreements have been entered into. This report contains a summary of the terms of the Indemnification Agreements. The descriptions of the Indemnification Agreements are qualified in their entirety by reference to (i) the Director Indemnification Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and (ii) the Officer Indemnification Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The terms of the Indemnification Agreements are substantially similar. Pursuant to the Indemnification Agreements, the Company agrees to indemnify the director and/or officer against certain liabilities that may arise by reason of such indemnitee's status or service as a director and/or officer of the Company, and to advance to such indemnitee the expenses incurred as a result of a proceeding as to which such indemnitee may be indemnified. The Indemnification Agreements are intended to provide indemnification rights to the fullest extent permitted under the MBCA and are in addition to any other rights such indemnitee may have under the Company's Restated Articles of Organization, bylaws and other applicable law.

Non-Employee Directors are granted stock options pursuant to the Company's 1998 Stock Incentive Plan and such grants are made pursuant to a Non-Qualified Stock Option Agreement ("Director Stock Option Agreement"). This report contains a summary of the terms of the Director Stock Option Agreement. The description of the terms of the Director Stock Option Agreement are qualified in its entirety by reference to Director Stock Option Agreement, a copy of which is filed as
Exhibit 99.3 to this Current Report on Form 8-K.

The Director Stock Option Agreement provides for options to purchase a specified number of shares of Company capital stock at a predetermined exercise price. The option is immediately exercisable on the date of grant until the tenth anniversary thereof. Payment of the purchase price may be made in cash or in the form of shares of Company capital stock.


Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.                                Description
-----------                                -----------

99.1                   Form of Indemnification Agreement (Director Form)

99.2                   Form of Indemnification Agreement (Officer Form)

99.3                   Form of Non-Qualified Stock Option Agreement (For
                       Non-Employee Directors)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROGERS CORPORATION


                                       By: /s/ James M. Rutledge
                                           -------------------------------------
                                           James M. Rutledge
                                           Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: December 14, 2004